Filed Pursuant to Rule 497(e)
Registration No. 33-01719
THE GABELLI ASSET FUND
(the “Fund”)
Supplement dated June 30, 2011
to the Fund’s ABCI Prospectus dated April 29, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Fund have not changed.
The following sub-heading replaces a similar sub-heading under the “Purchase of Shares” section on page 16 of the Fund’s ABCI Prospectus:
Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares
The following paragraph has been inserted on page 16 of the Fund’s ABCI Prospectus under the paragraph entitled “Telephone or Internet Investment Plan” under the sub-heading “Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares” in the “Purchase of Shares” section:
Voluntary Conversion. Shareholders who currently hold Class A Shares and are eligible to purchase Class I Shares may convert existing Class A Shares to Class I Shares of the same fund through their dealer if the dealer has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of Class A Shares to Class I Shares is not treated as a taxable event.